Supplement dated September 13, 2019 to the Prospectus dated April 29, 2019
Product Name	Prospectus Form #/Date
RiverSource ® Variable Universal Life 6 Insurance	S-6700 CF (4/19)
The information in this supplement updates and amends certain information contained in your current variable life insurance product prospectus. Please read it carefully and keep it with your variable life insurance product prospectus for future reference.
Effective on September 13, 2019, the AdvanceSource® Accelerated Benefit Rider for Long-Term Care is available for sale in Arizona, Delaware, Hawaii, North Dakota and South Dakota.
The second table in Appendix B: AdvanceSource® Rider Availability by Jurisdiction is hereby amended to include the Jurisdictions where the AdvanceSource® Accelerated Benefit Rider for Long-Term Care is approved and available for sale.
Appendix B: AdvanceSource® Rider Availability by Jurisdiction
The “Effective Dates” for AdvanceSource® Accelerated Benefit Rider for Long-Term Care described in this prospectus are shown below. On the Effective Date, in those jurisdictions identified below the AdvanceSource® Accelerated Benefit Rider for Chronic Illness is no longer available for sale.
Effective Date	Approval by Jurisdiction
April 29, 2019	Alabama, Alaska, Arkansas, Colorado, Connecticut, Georgia, Idaho, Illinois, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming.
September 13, 2019	Arizona, Delaware, Hawaii, North Dakota, South Dakota
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6700-1 A (9/19)
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